Exhibit 10.8

PRIVATE PLACEMENT UNITS PURCHASE AGREEMENT

THIS PRIVATE PLACEMENT UNITS PURCHASE AGREEMENT, dated as of _______, 2026 (as it may from time to time be amended and including all exhibits referenced herein, this “Agreement”), is entered into by and Illumination Acquisition Corp I, a Cayman Islands exempted company (the “Company”), and BTIG, LLC, a Delaware limited liability company (together with its designees, collectively the “Purchaser”).

WHEREAS, the Company intends to consummate an initial public offering (the “Public Offering”) of the Company’s units (the “Public Units”), each Public Unit consisting of one Class A ordinary share of the Company, par value $0.0001 per share (each, a “Share”), and one-third of one warrant, each whole warrant entitling the holder thereof to purchase one Share upon the completion of an initial business combination for $11.50 per share (each, a “Warrant”). The Purchaser has agreed to purchase an aggregate of 200,000 units (or 230,000 units in the aggregate to the extent the over-allotment option in connection with the Public Offering is exercised in full) (the “Private Placement Units”).

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

AGREEMENT

Section 1. Authorization, Purchase and Sale; Terms of the Private Placement Units.

A. Authorization of the Private Placement Units. The Company has duly authorized the issuance and sale of the Private Placement Units to the Purchaser.

B. Purchase and Sale of the Private Placement Units.

The undersigned hereby commits to purchase an aggregate of 200,000 Private Placement Units of the Company (“Initial Units”) at $10.00 per Initial Unit for an aggregate purchase price of $2,000,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO (“Underwriters”) exercise their over-allotment option in full or in part, the undersigned further commits to purchase up to an additional 30,000 Private Placement Units (“Additional Units”) at $10.00 per Additional Unit, for an aggregate purchase price of up to $300,000 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”).

On the date of the consummation of the Public Offering or on such earlier time and date as may be mutually agreed by the Purchaser and the Company (the “IPO Closing Date”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, an aggregate of 200,000 Initial Units for the Initial Purchase Price. On the IPO Closing Date, the Initial Purchase Price shall be paid to the Company and the Company shall effect delivery of the Initial Units to the undersigned (or its designees) in book-entry form.

On the date of the consummation of the closing of the over-allotment option in connection with the Public Offering or on such earlier time and date as may be mutually agreed by the Purchaser and the Company (each such date, an “Over-allotment Closing Date,” and each Over-allotment Closing Date (if any) and the IPO Closing Date being sometimes referred to herein as a “Closing Date”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, up to an aggregate of 30,000 Additional Units, in the same proportion as the amount of the over-allotment option that is exercised, at a price of $10.00 per unit for the Over-Allotment Purchase Price. On the Over-allotment Closing Date, the Over-Allotment Purchase Price shall be paid to the Company and the Company shall effect delivery of the Additional Units to the undersigned (or its designees) in book-entry form.

C. Terms of the Private Placement Units.

Each Private Placement Unit will be identical to the Public Units, except as described in the registration statement (“Registration Statement”) relating to the Public Offering. The Private Placement Units may not be sold, transferred or assigned until 30 days after the Company consummates an initial business combination, subject to exceptions described in the Registration Statement. The Purchaser hereby (i) waives its redemption rights with respect to the Shares underlying the Private Placement Units in connection with the completion of a business combination, (ii) waives its redemption rights with respect to its Shares underlying the Private Placement Units in connection with certain amendments made to the Company’s amended and restated memorandum and articles of association and (iii) waives its rights to liquidating distributions from the trust account established in connection with the IPO with respect to its Shares underlying the Private Placement Units if the Company fails to consummate a business combination within the required time period, all as more fully described in the Registration Statement.

At or prior to the time of the IPO Closing Date, the Company and the Purchaser shall enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant certain registration rights to the Purchaser relating to the Private Placement Units and securities underlying the Private Placement Units (collectively, the “Securities”).

The undersigned acknowledges that the Securities acquired or to be acquired hereby by the undersigned as an underwriter of the Public Offering, including the undersigned’s related persons, associated persons and affiliates (as those terms are defined in FINRA Rules 5110 and 5121), in connection with the Public Offering and as described in the Registration Statement and the related prospectus, are subject to lock-up in compliance with FINRA Rule 5110(e)(1) for a period of 180 days from the commencement of sales of the Public Offering and can only be transferred or sold pursuant to the exceptions in FINRA Rule 5110(e)(2)(B).

Notwithstanding the provisions of the Registration Rights Agreement, the Securities shall be subject to compliance with FINRA Rule 5110(g)(8). The undersigned may not exercise their demand or “piggyback” registration rights after five and seven years, respectively, after the effective date of the Public Offering and may not exercise its demand rights on more than one occasion.

Section 2. Representations and Warranties of the Company. As a material inducement to the Purchaser to enter into this Agreement and purchase the Private Placement Units, the Company hereby represents and warrants to the Purchaser (which representations and warranties shall survive each Closing Date) that:

A. Organization and Corporate Power. The Company is an exempted company duly organized, validly existing and in good standing under the laws of the Cayman Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement and the Private Placement Units have been duly authorized and approved by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law). Upon each issuance of Private Placement Units in accordance with, and payment pursuant to, the terms of this Agreement, the Private Placement Units will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii) The execution and delivery by the Company of this Agreement and the Private Placement Units, the issuance and sale of the Private Placement Units, the issuance of the Shares and Warrants underlying the Private

Placement Units and Shares underlying the Warrants included therein and the fulfillment of, and compliance with, the respective terms hereof and thereof by the Company, do not and will not as of each Closing Date (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption, action, notice, declaration or filing, in each case, by or to any court or administrative or governmental body or agency pursuant to, the amended and restated memorandum and articles of association of the Company (in effect on the date hereof or as may be amended prior to completion of the contemplated Public Offering), or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

C. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Placement Units and the Shares and Warrants underlying the Private Placement Units will be duly and validly issued, fully paid and nonassessable. On the date of issuance of the Placement Units, the Shares and Warrants underlying the Placement Units shall have been reserved for issuance. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Purchaser will have good title to the Private Placement Units and the Shares and Warrants underlying such Private Placement Units, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and under the other agreements contemplated hereby, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Purchaser.

D. Governmental Consents. No permit, consent, approval, or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

E. Regulation D Qualification. Neither the Company nor, to its knowledge, any of its affiliates, members, officers, directors or beneficial shareholders of 20% or more of its outstanding securities, has experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

Section 3. Representations and Warranties of the Purchaser. As a material inducement to the Company to enter into this Agreement and issue and sell the Private Placement Units to the Purchaser, the Purchaser hereby represents and warrants to the Company (which representations and warranties shall survive each Closing Date) that:

A. Organization and Requisite Authority. The Purchaser possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement have been duly authorized and approved by the Purchaser. This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii) The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the terms hereof by the Purchaser does not and shall not as of each Closing Date conflict with or result in a breach by the Purchaser of the terms, conditions or provisions of any agreement, instrument, order, judgment, or decree to which the Purchaser is subject that would materially impact its ability to perform its obligations hereunder.

C. Investment Representations.

(i) The Purchaser is acquiring the Securities for the Purchaser’s own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii) The Purchaser is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D of the Securities Act and the Purchaser has not experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act.

(iii) The Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

(iv) The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(v) The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

(vi) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii) The Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. While the Purchaser understands that Rule 144 under the Securities Act is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company, the Purchaser understands that Rule 144 includes an exception to this prohibition if the following conditions are met: (i) the issuer of the securities that was formerly a shell company has ceased to be a shell company; (ii) the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and (iv) at least one year has elapsed from the time that the issuer filed current Form 10 type information with the U.S. Securities and Exchange Commission (the “SEC”) reflecting its status as an entity that is not a shell company.

(viii) The Purchaser has knowledge and experience in financial and business matters, understands the high degree of risk associated with investments in the securities of companies in the development stage such as the Company and understands the Private Placement Units will be worthless if the Company does not consummate an initial business combination. The Purchaser is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. The Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Purchaser can afford a complete loss of its investment in the Securities.

Section 4. Conditions of the Purchaser’s Obligations. The obligations of the Purchaser to purchase and pay for the Private Placement Units are subject to the fulfillment, on or before each Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct at and as of such Closing Date as though then made.

B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing Date.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement.

D. Registration Rights Agreement. The Company shall have entered into the Registration Rights Agreement on terms satisfactory to the Purchaser.

E. Corporate Consents. The Company shall have obtained the consent of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the issuance and sale of the Private Placement Units hereunder.

Section 5. Conditions of the Company’s Obligations. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before each Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct at and as of such Closing Date as though then made.

B. Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchaser on or before such Closing Date.

C. Corporate Consents. The Company shall have obtained the consent of its Board of Directors authorizing the execution, delivery and performance of this Agreement and the issuance and sale of the Private Placement Units hereunder.

D. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement.

Section 6. Termination. This Agreement may be terminated at any time after _______, 2026 upon the election by either the Company or the Purchaser upon written notice to the other party if the closing of the Public Offering does not occur prior to such date.

Section 7. Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive each Closing Date.

Section 8. Definitions. Terms used but not otherwise defined in this Agreement shall have the meaning assigned to such terms in the registration statement on Form S-1 (SEC File No. 333-292445), which the Company has filed with the SEC under the Securities Act.

Section 9. Miscellaneous.

A. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement without the prior written consent of the other party hereto, other than assignments by the Purchaser to its affiliates (including, without limitation, one or more of its members).

B. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

C. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

D. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

E. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of the State of New York.

F. Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

ILLUMINATION ACQUISITION CORP I,
a Cayman Islands exempted company

By:
Name:
Title:

PURCHASER:

BTIG, LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Private Placement Units Purchase Agreement (BTIG)]